Supplemental Information on Oil and Natural Gas Exploration and Production Activities (Unaudited) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Capitalized costs relating to oil and natural gas producing activities
Proved oil and natural gas properties	$ 839,154	$ 791,737
Unproved oil and natural gas properties	1,264	1,723
Total capitalized costs	840,418	793,460
Accumulated depletion and depreciation	(324,630)	(274,880)
Net capitalized costs	$ 515,788	$ 518,580